SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01              Entry into a Material Definitive Agreements.

Item 8.01              Other Events.

On May 14, 2019, Waste Management, Inc. (the “Company”) commenced and priced an underwritten public offering of $750,000,000 aggregate principal amount of its 2.950% Senior Notes due 2024, $750,000,000 aggregate principal amount of its 3.200% Senior Notes due 2026, $1,000,000,000 aggregate principal amount of its 3.450% Senior Notes due 2029, $500,000,000 aggregate principal amount of its 4.000% Senior Notes due 2039 and $1,000,000,000 aggregate principal amount of its 4.150% Senior Notes due 2049 (collectively, the “Notes”) under the Company’s Registration Statement on Form S-3 (No. 333-231027). The Notes, which will be fully and unconditionally guaranteed by the Company’s wholly owned subsidiary Waste Management Holdings, Inc. (“WM Holdings”), will be sold pursuant to an underwriting agreement (the “Underwriting Agreement”) entered into on May 14, 2019 among the Company and WM Holdings and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Mizuho Securities USA LLC as representatives of the several underwriters named therein.

The Underwriting Agreement includes the terms and conditions for the issuance and sale of the Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type. Certain of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, investment banking and commercial services for the Company, for which they have received or will receive customary fees and expense reimbursements.

Closing of the issuance and sale of the Notes is expected to occur on May 22, 2019, subject to satisfaction of customary closing conditions. The Notes will be issued under an indenture dated as of September 10, 1997, between the Company and The Bank of New York Mellon Trust Company, N.A. (the current successor to Texas Commerce Bank National Association), as trustee (the “Indenture”). The terms of the Notes and the guarantees by WM Holdings will be set forth with respect to each series of Notes in an officers’ certificate of the Company delivered pursuant to the Indenture on the closing date.

Copies of the Underwriting Agreement and the Indenture and the forms of the Officers’ Certificates and the guarantee agreements by WM Holdings are being filed as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.12, 4.13, 4.14, 4.15 and 4.16 respectively, to this Form 8-K and are incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Index

Exhibit Number	Description

1.1

Underwriting Agreement dated May 14, 2019 by and among the Company, WM Holdings and Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Mizuho Securities USA LLC as representatives of the several Underwriters named therein.

4.1

Indenture dated September 10, 1997 by and between the Company and The Bank of New York Mellon Trust Company, N.A. (the current successor to Texas Commerce Bank National Association), as Trustee, relating to senior debt securities of the Company (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed September 24, 1997).

4.2	Form of Officers’ Certificate delivered pursuant to Section 301 of the Indenture establishing the terms and form of the 2.950% Senior Notes due 2024.

4.3	Form of Officers’ Certificate delivered pursuant to Section 301 of the Indenture establishing the terms and form of the 3.200% Senior Notes due 2026.

4.4	Form of Officers’ Certificate delivered pursuant to Section 301 of the Indenture establishing the terms and form of the 3.450% Senior Notes due 2029.

4.5	Form of Officers’ Certificate delivered pursuant to Section 301 of the Indenture establishing the terms and form of the 4.000% Senior Notes due 2039.

4.6	Form of Officers’ Certificate delivered pursuant to Section 301 of the Indenture establishing the terms and form of the 4.150% Senior Notes due 2049.

4.7	Form of 2.950% Senior Note due 2024 (included in Exhibit 4.2 above).

4.8	Form of 3.200% Senior Note due 2026 (included in Exhibit 4.3 above).

4.9	Form of 3.450% Senior Note due 2029 (included in Exhibit 4.4 above).

4.10	Form of 4.000% Senior Note due 2039 (included in Exhibit 4.5 above).

4.11	Form of 4.150% Senior Note due 2049 (included in Exhibit 4.6 above).

4.12	Form of Guarantee Agreement by WM Holdings in favor of the holders of Waste Management, Inc.’s 2.950% Senior Notes due 2024.

4.13	Form of Guarantee Agreement by WM Holdings in favor of the holders of Waste Management, Inc.’s 3.200% Senior Notes due 2026.

4.14	Form of Guarantee Agreement by WM Holdings in favor of the holders of Waste Management, Inc.’s 3.450% Senior Notes due 2029.

4.15	Form of Guarantee Agreement by WM Holdings in favor of the holders of Waste Management, Inc.’s 4.000% Senior Notes due 2039.

4.16	Form of Guarantee Agreement by WM Holdings in favor of the holders of Waste Management, Inc.’s 4.150% Senior Notes due 2049.

5.1	Opinion of Baker Botts L.L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: May 20, 2019	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President, Corporate Development and Chief Legal Officer